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Exhibit 10.21

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Third Amendment to Loan and Security Agreement is entered into as of August 7, 2002 (the "Amendment"), by and between COMERICA BANK—CALIFORNIA ("Bank") and SEEBEYOND TECHNOLOGY CORPORATION ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1.    Effective as of June 29, 2002, Section 6.8 of the Agreement hereby is amended in its entirety to read as follows:

"6.8	Intentionally Omitted."

        2.    Effective as of June 29, 2002, Section 6.9 of the Agreement hereby is amended in its entirety to read as follows:

"6.9	Intentionally Omitted."

        3.    Effective as of June 29, 2002, Section 6.10 of the Agreement hereby is amended in its entirety to read as follows:

"6.10	Intentionally Omitted."

        4.    Effective as of June 29, 2002, Section 6.11 of the Agreement hereby is amended in its entirety to read as follows:

"6.11	Intentionally Omitted."

        5.    Effective as of June 29, 2002, Section 6.12 of the Agreement hereby is amended in its entirety to read as follows:

"6.12	Minimum Cash. Beginning with the month ended June 30, 2002, Borrower shall at all times maintain with Bank (or Comerica Securities, Inc., upon prior execution and delivery of a securities account control agreement in form and content satisfactory to Bank), cash in a minimum aggregate amount of Twenty Five Million Dollars ($25,000,000)."

        6.    Exhibit D to the Agreement hereby is replaced in its entirety with Exhibit D hereto.

        7.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

        8.    Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        9.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        10.  As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a)  this Amendment, duly executed by Borrower;

            (b)  a certificate of the Secretary of the Borrower, or a unanimous consent of Borrower's Board of Directors, with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

            (c)  an Amendment fee of Ten Thousand Dollars ($10,000);

            (d)  an amount equal to all Bank Expenses incurred to date; and

            (e)  such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SEEBEYOND TECHNOLOGY CORPORATION

By:	/s/ Barry J. Plaga

Title:	Barry J. Plaga
SVP & CFO

COMERICA BANK—CALIFORNIA

By:	/s/ Bonnie E. Kehl

Title:	SVP & Manager

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Exhibit 10.21
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT